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                                                                   EXHIBIT 10.10







                                  AMENDMENT TO

                             THE TIMBERLAND COMPANY
                        2004 LONG TERM INCENTIVE PROGRAM

                              FOR KENNETH P. PUCKER

                               (EFFECTIVE 12/1/04)



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                                  AMENDMENT TO
                             THE TIMBERLAND COMPANY
                        2004 LONG TERM INCENTIVE PROGRAM
                              FOR KENNETH P. PUCKER

     This instrument amends certain terms of The Timberland Company 2004 Long Term Incentive Program for Kenneth P. Pucker. The Program is established under The Timberland Company 1997 Incentive Plan, and amounts paid under the Program are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

     1. Subsection (a) of Section 8. AWARD PAYMENT is hereby amended by adding the following sentence after the first sentence:

          "Notwithstanding anything in this Program document to the contrary, the Award payout for the one-year Award Period (1/1/04-12/31/04) shall be made on July 5, 2005."

     2. With the exception of the amendment specified above, all other terms and conditions of this Program document remain in full force and effect.